Exhibit 32.1
CERTIFICATION
PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     In connection with the accompanying Quarterly Report of Trident Microsystems, Inc. (the “Company”), on Form 10-Q for the quarter ended September 30, 2008 (the “Report”), I, Sylvia D. Summers, Chief Executive Officer of the Company, hereby certify pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002 that:
(1)	the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 7, 2008	/s/ Sylvia D. Summers
Sylvia D. Summers
Chief Executive Officer and President